ASURE SOFTWARE

Patrick Goepel, Chief Executive Officer

"Safe Harbor" Statement

(Under the Private Securities Litigation Reform Act of 1995):

Statements made in this presentation regarding Asure's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. Such risks and uncertainties could cause actual results to differ materially from those contained in the forward-looking statements.

Asure Software

Asure Software is an industry leader in providing cloud-based workplace management solutions. Over 11,000 clients deploy our workplace management software products, hardware products, services and support to improve their workforce and workplace processes.

Key Statistics	
Corporate headquarters	Austin, Texas
Company footprint	Global presence with offices in TX, RI, MN, MA, MI & the UK
Founded	1985
Ownership	Publicly traded (NasdaqCM: ASUR)
2013 revenue guidance	$31 million
Number of clients	11,000 and growing
Industry expertise	The Asure senior management team has more than 50 years of collective experience in workplace management

ASURE SOFTWARE

ASURE SOFTWARE

Our mission is to deliver innovative technology with the passion to empower every client's workplace and a commitment to make each workday easier.

Innovative & Flexible Technology

Industry Expertise

Global & Compliant

Asset Optimization

Education & Adoption

Workspace Productivity

Asure Software Businesses

ASURE SOFTWARE

ASURESPACE™

- Meeting Room Manager
- Resource Scheduler
- Workspace Manager
- PeopleCounter & Workplace BI
- Energy Management
- LCD displays

ASUREFORCE™

- Time & Labor Management
- Workforce scheduling
- Leave requests / PTO mgmt
- Payroll interfaces mgmt
- Timeclocks

Asure Software's Client Promise


Advisor
Partner
Vendor

Create Measurable Value

We will…

- Work hard to delight each of our clients every day
- Provide collaborative expertise for our clients
- Develop smart reliable solutions that make our clients successful

ASURE SOFTWARE

Asure's Time and Labor Management Ecosystem

Indirect Competition


Time Tracking & Professional Services Automation
@task
APPIRIO
OpenAir
QuickArrow
GetMyTime.com
ClickTime
CyberShift
salesforce.com
xactly
NETSUITE
PERFECTsoftware
INFOR
Workforce Management
dayforce
KABA
ASURE
NOVAtime
SwipeClock
Time & Attendance
nettime solutions
KRONOS
Qqest
INFOTRONICS
Pyramid
SaaShr.com
empower
TimeAmerica
workday.
Ultimate Software
Wasp
PeopleSoft
ADP
SAP
sage
Integrated HR Management
ORACLE
Microsoft
IBM

Direct Competition

ASURE

T&LM Market Vendor Positioning


Enterprise
KRONOS
ADP
KABA
dayforce
workforce performance
INFOR
INFOTRONICS
Employee Attendance
CyberShift
empower
Mid-sized Business
NOVAtime
FEEL THE POWER
ASURE
SaaShr.com
>$310M Market**
Small Business
Qqest
Pyramid
TimeAmerica
nettime solutions
SwipeClock
GetMyTime.com
ClickTime
Wasp

ASURE

** Source : Census.gov (620k firms with 25 – 500 EEs)

Asure's Meeting Management Ecosystem


Indirect Competition
TRANE
Facility Energy Management
Asure Acquired Peoplecube on 7/3/12
SIEMENS
Schneider Electric
CyberMatrix Corporation, Inc.
OFFICESPACE
Room Scheduling
peoplecube
EmergingSoft
Facility Optimization
CA FM Explorer
ems Event Management Systems Schedule Clarity
ASURE
Condeco
People Scheduling
Direct Competition

ASURE

Meeting Management Vendor Positioning


Enterprise
peoplecube
Asure Acquired Peoplecube on 7/3/12
Mid-sized Business
ems
Event Management Systems
ASURE
EmergingSoft
Condeco
>$100M Market**
Small Business
YAROOMS
rendezvous
bookmeetingroom.com
conference & meetings rooms management online

Market Landscapes

Meeting Room Resource Management

- Asure is the clear market leader
- Asure is the only publically traded company with a solution
- Market data is not independently analyzed
- Greater than $100M market potential*

Time & Attendance

- Subset of $32B Human Resource Management Market
- Fragmented mid-sized business space
- Mid-sized business market is more than $300M annually**
- Asure holds 2% market share of mid-market space
- 88% of the Asure business is based in US

ASURE

* Source : Census.gov (Higher Education, Legal and Healthcare)
** Source : Census.gov (620k firms with 25 – 500 Ees)

Asure History To Date (Excl. Acquisition of Peoplecube)



2009
New Executive Team Q4 '09
7/31/09 Fiscal Year : $10m revenue
Losses $9.7m
70% Recurring Revenue
2010
Refocused the Business
$10.0m revenue
Profit 100k excl. 1-times
76% Recurring Revenue
2011
Expanded Sales & Marketing
Acquired ADI Time & Legiant with 30 Resellers
$1.06 Free Cash Flow for Full Year
EBITDA $1.3m / $1.8m excl 1-times
84% Recurring Revenue in Q4 11 (Organic)
2012
Launch New Platform & Mobile Apps
~$18.0m revenue
~$3.0m Free Cash Flow
EBITDA ~$4.0m excl. 1-times

ASURE SOFTWARE

Recent Progress, $M (Excl. Acquisition of Peoplecube)

except for per share data**

	2009				2010				2011				2012
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1 '12
Total Revenue	**$2.5**	**$2.3**	**$2.4**	**$2.6**	**$2.5**	**$2.6**	**$2.5**	$2.4	**$2.4**	**$2.4**	**$2.5**	**$3.7**	**$4.2**
Total Expense	$3.9	$5.0	$7.0	$2.7	$2.7	$3.7	$2.7	$2.3	$2.4	$2.4	$2.5	$4.3	$5.0
EBITDA	**($1.1)**	**($2.4)**	**($4.4)**	**$0.2**	**$0.1**	**($0.8)**	**$0.2**	**$0.3**	**$0.2**	**$0.3**	**$0.3**	**$0.5**	**$0.3**
Net Income	**($1.4)**	**($2.7)**	**($4.7)**	**($0.1)**	**($0.2)**	**($1.0)**	**$0.0**	**$0.1**	**($0.1)**	**$0.0**	**$0.0**	**($0.6)**	**($0.8)**
Adjusted EPS**	($0.30)	($0.57)	($1.00)	($0.02)	($0.04)	($0.22)	$0.00	$0.01	($0.01)	$0.01	$ 0.01	($0.14)	($0.18)
Owner's Equity	$10.4	$5.2	$3.9	$3.9	$3.6	$2.6	$2.6	$2.7	$2.7	$2.7	$2.7	$2.1	$3.5
Cash	$11.1	$9.8	$3.0	$2.3	$2.0	$0.7	$0.8	$1.1	$1.4	$2.0	$2.7	$1.1	$1.2
New Management				->	->	->	->	->	->	->	->	->	->
Adjusted EBITDA				$0.2	$0.1	$0.5	$0.2	$0.4	$0.3	$0.4	$0.5	$0.7	$0.8
Adjusted EPS, exc. 1 time**				**($0.07)**	**($0.03)**	**$0.04**	**($0.01)**	**$0.02**	**$0.00**	**$0.02**	**$0.04**	**$0.04**	**$0.03**
Recurring Revenue %*				70%	77%	73%	72%	76%	80%	80%	80%	84%	76%
Free Cash Flow				($1.1)	($0.2)	($1.3)	$0.1	$0.2	$0.3	$0.7	$0.8	$1.5	$0.6

Includes '11 Acquisitions

New Management Q4 '09

**EPS adjusted for 3 for 2 stock split in May 2012
*Represents organic revenue only through for Q4 '11.
Note: Q4 '09 is unaudited due to fiscal to calendar year change

ASURE SOFTWARE

Guidance – 2012 & 2013

$000s, except for per share data

	Q2 '12	Q3 '12	Q4 '12	FY '13
Revenue	4,100 - 4,200	6,900-7,100	7,800-8,100	31,000
EBITDA Gain, excl. 1 time items	740 - 840	1,100-1,300	1,900-2,200	9,000
Free Cash Flow	-	-	-	7,000

ASURE SOFTWARE

Organic Growth - Industry Expertise

Corporate	Education	Healthcare	Legal
NORTEL	Northwestern University	Kaiser Permanente	Baker & McKenzie
GE	KU	American Red Cross	Jenner&Block
Black&Decker	KU The University of Kansas	The University of Texas MD Anderson Cancer Center	Latham&Watkins LLP
salesforce.com Success On Demand	ND	Sandia National Laboratories	Wilentz
Nike	Duke University	CDC Centers for Disease Control and Prevention	Frost Brown Todd LLC
Rust-Oleum Brands	Embry-Riddle Aeronautical University	Texas Department of Family and Protective Services	Fish & Richardson P.C.
AIG	HCDE Harris County Department of Education	The Ottawa Hospital L'Hôpital d'Ottawa	Price Law Group A Professional Corporation
ca	The University of North Carolina at Chapel Hill		Harmon Law Offices, P.C.
gsk GlaxoSmithKline	The University of Tennessee UT		
Lockheed Martin	Cornell University		
Dell			
United Way			
Microsoft			
John Hancock			

ASURE SOFTWARE

Global Expertise & Opportunity


Asure Global Footprint
12%
88%
Asia Pacific
Eastern Europe/Mid East
Latin America
North America
Western Europe

Acquisition Opportunity : Global Coverage



350
300
250
200
150
100
50
0
United Kingdom
Canada
Europe - NoUK
Asure
PC

Stage of Market Implementation


Stage with Regard to Utilizing Cloud Computing
Market growth is still large
No plans
7%
9%
7%
4%
Considering
23%
20%
27%
22%
Evaluating
13%
16%
12%
11%
Planning
17%
12%
16%
25%
Piloting
18%
22%
14%
16%
Department-wide
11%
9%
13%
10%
Enterprise-wide
11%
11%
11%
12%
All respondents
U.S.
EMEA
APAC

Base: 636 Total respondents; 234 US respondents; 202EMEA respondents; 200 APAC respondents
Source: CIO Global Cloud Computing Adoption Survey January 2011

ASURE

Cloud Computing Adoption


Which business units within your company are currently using cloud computing solutions?
HR functions not yet widely virtualized
IT
Sales
HR
Finance
Marketing
Service
Production
Logistics
Other
Controlling
20,7%
17,1%
13,1%
10,4%
8,6%
8,1%
6,8%
5,4%
5,4%
4,5%
0%
5%
10%
15%
20%
25%

ASURE SOFTWARE

Poised For Growth

- Strong financial position
- Leading cloud-based solutions
- Complete solutions portfolio
- Large market opportunity
- Proven partner channel



500
400
300
200
100
0
2008
2011
2013
2015
2019
Cloud Computing Service revenue (Bn USD)

ASURE

CONTACT:

David Scoglio
dscoglio@asuresoftware.com
512. 437-2732